MAINSTAY GROUP OF FUNDS

Supplement dated December 21, 2020 (“Supplement”) to:

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, and MainStay Asset Allocation Funds Prospectuses, each dated February 28, 2020, as amended,

MainStay Cushing® Funds Prospectus, dated March 30, 2020, as amended,

MainStay ETF Asset Allocation Funds Prospectus, dated June 30, 2020, as supplemented,

MainStay CBRE Specialty Funds Prospectus, dated August 31, 2020, as supplemented,

MainStay MacKay Tax-Exempt Income Funds Prospectus, dated August 31, 2020, as supplemented,

MainStay Fixed Income and Mixed Asset Funds Class C2 Shares Prospectus, dated August 31, 2020, as supplemented,

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, MainStay Asset Allocation Funds, MainStay CBRE Specialty Funds, MainStay Cushing® Funds, MainStay ETF Asset Allocation Funds and MainStay MacKay Tax-Exempt Income Funds SIMPLE Class Share Prospectuses, each dated August 31, 2020, as supplemented

and

MainStay MacKay Tax-Exempt Income Fund Class A2 Shares Prospectus, dated September 30, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective January 15, 2021, the Ameriprise Financial disclosure in the “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” section of the Prospectuses is deleted in its entirety and replaced with the following:

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the MainStay Funds).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the MainStay Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.